Exhibit 10.1

INTELLECTUAL PROPERTY LICENSE AGREEMENT

THIS INTELLECTUAL PROPERTY LICENSE AGREEMENT (the “Agreement”) made and entered into as of the May 20, 2009 (“Effective Date”), by and among MacGregor Golf Company, a Delaware corporation with an address at 1000 Pecan Grove Drive, Albany, Georgia 31701 (“Licensor” or “MacGregor”) and Golfsmith International, Inc., a Delaware corporation with an address at 11000 North IH-35, Austin, Texas 78753 (“Licensee” or “Golfsmith”); and

WHEREAS, MacGregor is the sole owner of any and all rights in, arising from or associated with certain intellectual property (defined herein as the “MacGregor Properties”) including, without limitation, the MGC Trademarks set forth on Schedule A and all goodwill associated therewith, the Patents set forth in Schedule D, and,

WHEREAS, MacGregor is the exclusive licensee in the Territory, pursuant to a June 8, 1984 license agreement (as amended) with MacGregor Corporation, of certain rights in, arising from or associated with certain trademark registrations and applications for the mark MACGREGOR owned by MacGregor Corporation and set forth on Schedule B (the “MacGregor Trademarks”) and,

WHEREAS, MacGregor is a non-exclusive licensee in the ASEAN Territory pursuant to a December 19, 2008 license agreement with MacGregor Golf (Japan) Ltd., of the limited right to manufacture Licensed Products in the ASEAN Territory using trademark registrations owned and/or exclusively licensed by MacGregor Golf (Japan) Ltd. and set forth on Schedule C (the “MGJ Trademarks”) and,

WHEREAS, Golfsmith is desirous of obtaining an exclusive license to use the MacGregor Properties and MacGregor Trademarks in connection with the design, manufacture, marketing, distribution and/or sale of Licensed Products to be distributed and/or sold in the Territory during the Term, and MacGregor desires to grant such a license in accordance with the terms of this Agreement, and

WHEREAS, Golfsmith is desirous of obtaining a non-exclusive license to use the MGJ Trademarks solely for the limited purpose of manufacturing Licensed Product in the ASEAN

Territory, and MacGregor desires to grant such a license in accordance with the terms of this Agreement, and

WHEREAS, Golfsmith is desirous of obtaining ownership in the MGC Trademarks following the completion of this Agreement, and also desirous to obtain all trademark rights owned by MacGregor to the MacGregor Trademarks and MGJ Trademarks, as well as MacGregor’s ownership interest in MacGregor Corporation, and MacGregor desires to enter into such an assignment of rights.

NOW, THEREFORE, in consideration of the mutual covenants, undertakings and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be bound, the Parties agree as follows:

1.                                      Definitions.  For purposes of this Agreement, in addition to the capitalized terms defined elsewhere in this Agreement, the following terms shall have the meanings ascribed to them below:

(a)          “MacGregor Properties” shall mean any and all worldwide rights in, arising from or associated with the following, whether protected, created or arising under the laws of the United States or any other jurisdiction or under any international convention: (1) all trademarks, service marks, logos, and slogans in the Territory owned by MacGregor, including the trademark and registrations and applications set forth on Schedule A and all goodwill associated therewith, (collectively, “MGC Trademarks”); (2) all patents and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, substitutions, continuations and continuations-in-part therefor, and equivalent or similar rights anywhere in the world in inventions and discoveries including, without limitation, invention disclosures, including but not limited to the patent applications and registrations listed in Schedule D (“Patents”); (3) all trade secrets, know-how, customer lists and databases, designs and prototypes, products, materials, and components research, models, development samples, market research reports, marketing plans and forecasts, advertising and public relations plans, sales plans and forecasts, and other proprietary information which derives independent economic value from not being generally known to the public (collectively, “Trade Secrets”); (4) all copyrights, copyright registrations and applications therefor (“Copyrights”);  (5) all uniform resource locators, e-mail and other Internet addresses and domain names and applications and registrations therefor (“URLs”); and (6) any similar, corresponding or equivalent rights to any of the foregoing relating to the MacGregor Properties anywhere in the Territory.

(b)         “Territory” shall mean all countries in the world, and shall specifically exclude the ASEAN Territory.

(c)          “ASEAN Territory” shall mean the countries of China, Japan, South Korea, Taiwan, Hong Kong, India, Brunei Darussalam, Cambodia, Indonesia, Laos, Malaysia, Myanmar (Burma), the Philippines, Singapore, Thailand, and Vietnam, and all political subdivisions thereof.

(d)         “Licensed Products” shall mean golf clubs, golf balls, golf bags, and related golf accessories and equipment.

(e)          “Licensed Trademarks” shall mean the MGC Trademarks, the MacGregor Trademarks and the MGJ Trademarks.

2.                                      License Grant.  In consideration of the faithful performance by Golfsmith of the covenants and conditions contained herein and subject to the termination provisions contained herein, MacGregor hereby grants to Golfsmith:

(a)          an exclusive, royalty-bearing license to use the MacGregor Properties solely in connection with the manufacture, marketing, distribution and sale of the Licensed Products in the Territory.  MacGregor expressly reserves, and continues to expressly reserve, its ownership rights in the MacGregor Properties and shall continue to hold all rights in the MacGregor Properties in accordance with the terms of this Agreement.  Golfsmith’s use of the MacGregor Properties shall inure to the benefit of MacGregor; and

(b)         an exclusive sub-license to use the MacGregor Trademarks solely in connection with the manufacture, marketing, distribution and sale of the Licensed Products in the Territory.

(c)          a non-exclusive sub-license to use the MGJ Trademarks solely to manufacture the Licensed Products in the ASEAN Territory.

3.                                      Term.  This Agreement and the licenses granted hereunder shall commence on the Effective Date and shall continue for a period ending on the earlier of (i) three (3) years from the Effective Date or (ii) the date this Agreement  is terminated by MacGregor in accordance with the provisions hereof (the period ending on such earlier date, the “Term”).  All rights and obligations under this Agreement (including any obligation to provide indemnification under Section 7 hereof) shall terminate in their entirety and be of no further force and effect after the end of the Term; provided, however, that if this Agreement is terminated by MacGregor in accordance with its terms prior to the third anniversary of the Effective Date, MacGregor’s indemnification obligations under clause (i) of the first sentence of Section 7(a) (together with the terms set forth in the proviso to such sentence), solely as they relate to actions that occurred during the Term and that would have been subject to indemnification by MacGregor if a claim had been made by Golfsmith during the Term, shall survive such termination for a period ending on the earlier of (A) six (6) months from the date of such termination or (B) three (3) years from the Effective Date (after which time such obligations shall terminate in their entirety and be of no further force and effect).

4.                                      Intellectual Property.

(a)          Ownership.  Licensor represents and warrants that it owns or has the right to license the MacGregor Properties, the MacGregor Trademarks and the MGJ Trademarks and has the right to grant the licenses in accordance with the terms of this Agreement.  Golfsmith hereby acknowledges MacGregor’s right, title and interest in and to the MGC Trademarks and agrees not to claim any title to the MGC Trademarks or any right to use the MGC Trademarks except as expressly permitted by this Agreement.  Similarly, Golfsmith hereby acknowledges MacGregor Corporation’s right, title and interest in and to the MacGregor Trademarks and agrees not to claim any title to the MacGregor Trademarks or any right to use the MacGregor Trademarks except as expressly permitted by this Agreement.

(b)          Quality Standards.  Golfsmith shall use the Licensed Trademarks solely in connection with goods that are of at least the level of quality as the goods provided by MacGregor immediately prior to the date hereof.  Golfsmith shall not use the Licensed Trademarks in connection with any defamatory, disparaging, scandalous or obscene products or materials.  Golfsmith shall prominently display the Licensed Trademarks on all Licensed Products and shall include such trademark notices indicating MacGregor’s ownership rights in the Licensed Trademarks as may be required by applicable federal, state and/or international laws, or such notice as may be reasonably requested by MacGregor.  Upon MacGregor’s  reasonable request, Golfsmith shall promptly furnish to MacGregor, representative copies of advertising, promotional, marketing or other written, audio or electronic materials that use the Licensed Trademarks and samples of Licensed Products bearing the Licensed Trademarks, in order to enable MacGregor to confirm that Golfsmith’s use of the Licensed Trademarks is in accordance with the quality standards set forth herein.

(c)   Registration and Enforcement.  MacGregor shall, with respect to the MacGregor Trademarks, ensure that MacGregor Corporation maintains all current registrations and applications for registration up-to-date and shall timely pay all fees associated with such current applications and registrations.  MacGregor shall, with respect to the Patents and MGC Trademarks, maintain all current registrations and applications for registration up-to-date and shall timely pay all fees associated with such current applications and registrations, except as expressly provided herein.  Within 90 days of the Effective Date of this Agreement, Golfsmith and MacGregor shall mutually agree upon the trademarks or patents for which MacGregor no longer needs to maintain the registration.  Registrations and any other protection for the MGC and MacGregor Trademarks shall be obtained only by MacGregor and MacGregor Corporation, respectively, in its name.  Golfsmith shall not directly or indirectly apply for or attempt to register for itself or others any of the Licensed Trademarks, nor claim any common law or similar rights in the Licensed Trademarks, anywhere in the world.

(d)          Authorization.  Licensor authorizes and requests any official throughout the Territory, whose duty is to register and record rights in trademark registrations, applications for registration of trademarks, and patent registrations, to record Licensee as the licensee of rights in the Licensed Trademarks and the Patents.

(e)          Infringement.  Golfsmith shall promptly notify MacGregor in writing of any threatened or suspected infringement of the MacGregor Properties or MacGregor Trademarks in the Territory of which Golfsmith becomes aware and Golfsmith will reasonably assist

MacGregor to resist any such infringement.  MacGregor reserves the right to determine in its absolute discretion whether or not to conduct litigation or take other action to protect the MacGregor Properties and MacGregor Trademarks from infringement.  MacGregor shall be entitled to all damages, profits arising from accounts of profit, or other recovery as a result of any action taken in respect of any infringement of the MacGregor Properties and MacGregor Trademarks in the Territory.  In the event MacGregor desires to conduct legal action involving the MacGregor Properties or MacGregor Trademarks, MacGregor will have absolute control over any such action, except that MacGregor may not agree to any settlement or compromise which involves any continuance of the infringing use without the consent of Golfsmith, such consent not to be unreasonably withheld.  If MacGregor declines or fails to initiate such action in respect of any infringement of the MacGregor Properties or MacGregor Trademarks in the Territory within ninety (90) days after it learns of such infringement, then Golfsmith shall have the right and discretion (but not the obligation) to enforce its rights in the MacGregor Properties Trademarks by the institution of appropriate legal proceedings against such infringers and shall be entitled to retain any recovery from such suit.

5.                                      Royalties.  As compensation for the rights and licenses granted hereunder, Golfsmith shall pay to MacGregor a $1.75 million dollar (USD) royalty (the “MacGregor Royalty”), payable in eight (8) quarterly installments of $218,750 dollars with the first quarterly installment due commencing one (1) year from the Effective Date of this Agreement and the eighth quarterly installment due ninety (90) days prior to the third anniversary of the Effective Date.  All payments to MacGregor under this Agreement will be made in the manner indicated on Exhibit 1 and will be further made without any deduction or withholding for or on account of any taxes, unless otherwise required by law.

6.                                      Transfer of Ownership.  If and to the extent that Golfsmith has timely made all MacGregor Royalty payments, upon receipt of the final quarterly payment, MacGregor shall promptly and effectively: (i) transfer and assign to Golfsmith all rights, title and interest in and to the MacGregor Properties in the Territory; (ii) assign to Golfsmith all exclusive license rights to the MacGregor Trademarks pursuant to the license agreement with MacGregor Corporation; and (iii) assign to Golfsmith the limited non-exclusive license rights to the MGJ Trademark rights pursuant to the license agreement with MacGregor Golf (Japan) Ltd.  Golfsmith and MacGregor shall also mutually agree on terms for transferring MacGregor’s ownership interest in MacGregor Corporation to Golfsmith.  MacGregor shall reasonably assist Golfsmith in perfecting all rights, title and interest to be transferred under this Agreement.

7.                                      Indemnification.

(a)                                  Licensor Indemnification.  Licensor will indemnify, defend and hold Licensee and its related entities harmless from any third party claim, demand, cause of action (including actions for trademark and patent infringement), debt or liability (including reasonable attorney fees and expenses)  (collectively, “Losses”) solely caused by or solely arising from (i) Licensee’s proper use of the Licensed Trademarks in accordance with the terms of this Agreement and (ii) Licensee’s practice of inventions covered by the Patents in the exact form in which such inventions are incorporated into products which are manufactured and sold by the Licensor on the Effective Date, without any variations thereto ; provided, however, that (A) Licensor’s aggregate liability in respect of all claims for indemnification pursuant to this Section 7(a) shall not exceed the amount of the MacGregor Royalty, (B) Licensor shall at no time be required to make out-of-pocket payments for indemnification under this Section 7(a) in excess of that portion of the MacGregor Royalty that has actually been paid to Licensor at the time of an indemnity claim, and (C) subject to the provisions of Section 7(b), Licensee shall have the right to set-off against and deduct from installments of the MacGregor Royalty not yet paid to Licensor the amount of any indemnifiable Losses of Licensee under this Section 7(a).  The foregoing indemnity obligation is conditioned on Licensee promptly notifying Licensor of any indemnified claims, giving Licensor control of the defense (including through the counsel of its choice) and settlement of the action, and providing Licensor with reasonable assistance in the defense and settlement of the action.  Notwithstanding the foregoing, no claim, demand, cause of action or otherwise shall be settled by Licensor without consent from Licensee, which consent shall not be unreasonably withheld or delayed.

(b)                                 Licensor hereby acknowledges and consents to Licensee’s right to set-off against and/or receive by way of deduction from any payments of the MacGregor Royalty as provided in Section 7(a).  The amount of such set-off shall be limited to Losses suffered by Licensee that are subject to indemnification as provided in Section 7(a), subject to the other limitations set forth therein.  In the event Licensee elects to exercise its set-off rights as set forth in this Section 7(b) (a “Set-Off Event”), Licensee shall (i) not less than ten (10) business days prior to exercising any rights of set-off, notify Licensor with reasonable specificity of the claims that it reasonably believes give rise to such right of set-off (including the nature and amount of any such indemnifiable Losses), such notification to be made to the Licensor in writing  (a “Set-Off Notice”), (ii) promptly enter into a commercially reasonable escrow agreement with Licensor and an escrow agent reasonably acceptable to Licensor (an “Escrow Agent”), which escrow agreement shall provide for customary terms and conditions upon which amounts deposited with the Escrow Agent by Licensee are released from escrow following resolution of any dispute involving indemnifiable Losses that are the subject of such exercise of set-off and (iii) deposit with the Escrow Agent any and all amounts to be paid to Licensor which are the subject of such exercise of set-off.  Upon the occurrence of a Set-Off Event and the delivery of a Set-Off Notice to Licensor in accordance with this Agreement, the Licensor and Licensee shall attempt in good faith to resolve any dispute which is the subject of such exercise of set-off promptly by negotiations between the representatives of the affected parties who have the authority to settle such dispute.  If such dispute has not been resolved within thirty (30) days of delivery of the Set-Off Notice, any of the affected parties may bring suit to resolve such dispute in a court of law in accordance with Section 13 hereof.

(c)                                  Licensee Indemnification.  Licensee agrees that it is wholly responsible for all Licensed Goods manufactured and sold by Licensee.  Licensee will indemnify, defend and hold Licensor and its related entities harmless from any Losses caused solely by or arising solely from Licensee’s sale of Licensed Goods, including claims for products liability, patent and copyright infringement or Licensee’s failure to use the Licensed Trademarks or MacGregor Properties in accordance with the terms of this Agreement.  The foregoing indemnity obligation is conditioned on Licensor promptly notifying Licensee of any indemnified claims, giving Licensee control the defense (including through the counsel of its choice) and settlement of the action, and providing Licensee with reasonable assistance in the defense and settlement of the action.  Notwithstanding the foregoing, no claim, demand, cause of action or otherwise shall be settled by Licensee without consent from Licensor, which consent shall not be unreasonably withheld or delayed.

8.                                      Termination.  In the event Golfsmith fails to timely make any quarterly royalty payment or otherwise commits a material breach of this Agreement which breach is not cured within thirty (30) days of receipt of notice from Licensor, this Agreement and the licenses granted hereunder shall automatically terminate.  Notwithstanding the foregoing, upon termination of this Agreement, Licensee shall not operate its business in any manner which would falsely suggest to the public that this Agreement is still in force or that any relationship exists between Licensee and Licensor.  Licensee shall have the right, after termination of this Agreement, to sell those Licensed Goods which were manufactured and in Licensee’s inventory prior to termination, provided that no such products shall be sold more than six (6) months after the date of termination; provided, however, that in the event that Licensee has failed to make at least four (4) quarterly royalty payments as of the date of termination, Licensee shall pay to Licensor a royalty equal to twenty five percent (25%) of Licensee’s standard list price for the Licensed Product on each unit of the Licensed Products sold within the first three (3) months after the termination date and a royalty equal to fifty percent (50%) of Licensee’s standard list price for the Licensed Product on each unit sold more than three (3) months after the termination date.

9.                                      Assignment.  This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties.  MacGregor shall have the right to assign all of its rights and obligations under this Agreement at any time.  Golfsmith may not assign this Agreement without the prior, written consent of MacGregor, such consent not to be unreasonably withheld.  Notwithstanding the foregoing, Golfsmith may, provided that it is compliant with the payments terms herein, without the consent of MacGregor:  (i) assign or otherwise transfer this Agreement to any affiliate of Golfsmith, and  (ii) assign or otherwise transfer this Agreement to an entity succeeding to that portion of Golfsmith’s business to which the Agreement relates, whether through merger or consolidation, sale of all or substantially all of its assets, sale of equity interests or otherwise.  For the avoidance of doubt, any successor to Golfsmith’s rights and obligations under this Agreement shall remain fully compliant with the payments terms herein or this Agreement and the licenses granted hereunder shall automatically terminate.

10.                               Further Assurances. The parties agree to execute and deliver at a future date any additional documents that are reasonably required to perfect or record the rights to the Licensed Trademarks under this Agreement.

11.                               Bankruptcy.  All licenses granted under this Agreement (including, but not limited to, the licenses granted under Sections 2(a), 2(b), and 2(c)) are deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of the Bankruptcy Code.  The Party not filing for protection under the Bankruptcy Code may fully exercise all of its rights and elections as a licensee under the Bankruptcy Code.

12.                               Severability.  The provisions of this Agreement shall be severable, and if any provision of this Agreement shall be held or declared to be illegal, invalid or unenforceable, such provision shall, if possible and without waiving rights of appeal, be limited or construed so as to make it valid and enforceable or, if such limitation or construction is not possible or would be contrary to the parties’ manifest intentions, such provision shall be stricken from the Agreement.  In any event, the remainder of the Agreement shall continue in full force and effect.

13.                               Governing Law; Venue.  This Agreement shall be deemed to be made in and entered into pursuant to the laws of the State of New York.  The terms of this Agreement (e.g., their interpretation) and all disputes arising from or related to this Agreement, or any activities under it, shall be governed by, remedied and resolved in accordance with the laws of New York, without reference to its conflict of laws principles.  Each of the parties to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of New York, or if such action may not be brought in federal court, the state courts of the State of New York  located in the Borough of Manhattan  for the purpose of any action among any of the parties relating to or arising in whole or in part under or in connection with this Agreement or the transactions contemplated hereby and (ii) hereby agrees not to commence any such action other than before one of the above-named courts.    Notwithstanding the previous sentence a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

14.                               Waiver.  The terms of this Agreement may be waived, and this Agreement may be amended, only in a writing signed by the party to be bound thereby.  A waiver of one term shall not be construed as a waiver of any other term, nor shall a waiver of, or failure to enforce, a term in one instance be deemed a continuing waiver or a waiver of the provision itself.

15.                               Integration.  This Agreement constitutes the parties’ entire agreement and understanding with respect to the subject matter hereof, and supersedes all prior oral and written agreements and understandings.  No interpretation, change, termination, waiver, or amendment shall be binding upon either party unless in writing and signed by the party or its duly authorized officer or agent.

16.                               Warranties, Covenants and Representations.

(a)                                  Each Party warrants that it (i) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

(b)                                 Golfsmith warrants, covenants, and represents that it shall use the MacGregor Properties solely in connection with the Licensed Products.

17.                               Counterparts.  This Agreement may be executed in counterparts via facsimile and together shall constitute the entire agreement.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MACGREGOR:
MACGREGOR GOLF COMPANY

By:	/s/ Scott Kane
Name:	Scott Kane
Title:	Chief Financial Officer

GOLFSMITH:
GOLFSMITH INTERNATIONAL, INC.

By:	/s/ Martin E. Hanaka
Name:	Martin E. Hanaka
Title:	Chief Executive Officer

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
Eye-O-Matic	Australia	MacGregor Golf Company	1003512	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment parts and fittings in this class for all the aforesaid goods being goods in Class 28.	R 5/25/2014
MACGREGOR	Australia	MacGregor Golf Company	A:637778	28: Golf equipment in this class.	R 8/15/2014
MACTEC	Australia	MacGregor Golf Company	999743	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment parts and fittings in this class for all the aforesaid goods being goods in Class 28.	R 4/29/2014
NVG	Australia	MacGregor Golf Company	1029800	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment parts and fittings in this class for all the aforesaid goods being goods in Class 28.	R 11/16/2014
RESPONSE	Australia	MacGregor Golf Company	A:767664	28: Golf articles in this class including golf clubs	R 7/16/2018
TOURNEY	Australia	MacGregor Golf Company	753056

25: Articles of clothing, sports clothing, uniforms.☐

28: Toys, games and playthings; sporting, fishing and gymnastic articles; particularly golf articles; golf apparatus and equipment; parts of the aforesaid goods; gymnastic and sporting articles not included in other classes.

					R 1/21/2018
TOURNEY w/ lion&unicorn design	Australia	MacGregor Golf Company	509495	28: All goods in class 28, sporting goods, including golf equipment.	R 4/27/2016
V-CAVITY WEIGHTED	Australia	MacGregor Golf Company	906430	Class 28: golf clubs	R 3/18/2012
VIP	Australia	MacGregor Golf Company	1003544	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment parts and fittings in this class for all the aforesaid goods being goods in Class 28.	R 5/25/2014
VIP (design)	Australia	MacGregor Golf Company	674749	28: Golfing equipment in this class including golf clubs and golf balls	R 10/10/2015
TOURNEY	Austria	MacGregor Golf Company	126 847
TOURNEY	Benelux	MacGregor Golf Company	111192	25: golf accessories 28: golf accessories, namely, clubs, balls, tees and bags	R 6/24/2009
TOURNEY and Design	Benelux	MacGregor Golf Company	464028	25: clothing articles 28: golf equipment - not included in other classes	R 4/28/2009

1

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
DX	Canada	MacGregor Golf Company	209869	Golf clubs, balls, and bags.	R 10/3/2020
FORGED MADE EASY	Canada	MacGregor Golf Company	TMA 664807	Golf clubs.	R 5/19/2021
IMPACT	Canada	MacGregor Golf Company	TMA466656	Golf accessories namely golf clubs	R 11/29/2011
MACTEC	Canada	MacGregor Golf Company	TMA720340	Golf equipment, namely golf clubs, golf putters, and head covers for the aforesaid, and golf bags	R 8/6/2023
MOI	Canada	MacGregor Golf Company	646168	Golf clubs	R 8/19/2020
MT	Canada	MacGregor Golf Company	209872	Golf clubs, balls and bags.	R 10/3/2020
RESPONSE	Canada	MacGregor Golf Company	TMA692561	Golf clubs	R 7/20/2022
TOURNEY	Canada	MacGregor Golf Company	178855	Golf clubs, balls, bags; shoes and shirts.	R 10/15/2011
V-FOIL	Canada	MacGregor Golf Company	601690	Golf clubs.	R 2/9/2019
VIP	Canada	MacGregor Golf Company	177099	Golf equipment, clubs, balls and bags.	R 7/23/2011
MT	Denmark	MacGregor Golf Company	VR197501194, 19750314	28: Golf equipment	R 3/14/2015
TOURNEY	Denmark	MacGregor Golf Company	02115/1970	28: Golf equipment	R 7/3/2010
VIP	Denmark	MacGregor Golf Company	977/1976	28: Golf clubs, golf bags, golf balls and tennis rackets.	R 3/5/2016
DX	European Community	MacGregor Golf Company	2712560	28: Golf clubs, balls and bags; golf equipment.	R 5/27/2012
EYE-O-MATIC	European Community	MacGregor Golf Company	3761046

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods.

					R 4/21/2014
Lion & Unicorn (design)	European Community	MacGregor Golf Company	601930	25: Clothing, footwear and headgear 28: Games and playthings; sporting, fishing and gymnastic articles and devices, including golf articles and equipment.	R 7/29/2017
MACTEC	European Community	MacGregor Golf Company	3761053

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods

					R 4/21/2014

2

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MOI	European Community	MacGregor Golf Company	3584091	28: Sporting goods, golf clubs, golf bags, bags for golf clubs, golf balls, containers for golf balls.	R 2/16/2014
NVG	European Community	MacGregor Golf Company	4227451

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods.

					R 2/11/2015
RESPONSE	European Community	MacGregor Golf Company	4227476

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods.

					R 2/11/2015
RESPONSE Z/T	European Community	MacGregor Golf Company	3761061

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods.

					R 4/21/2014
TOURNEY	European Community	MacGregor Golf Company	591859

25: Articles of clothing, sports clothing, uniforms.

28: Toys, games and playthings; sporting, fishing and gymnastic articles; particularly golf articles; golf apparatus and equipment; parts of the aforesaid goods; articles not included in other classes; ornaments and decorations for Christmas trees.

					R 7/25/2017

3

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
VIP	European Community	MacGregor Golf Company	3761079

28: Sporting and games articles and equipment; golf apparatus and equipment; golf clubs, golf putters and head covers for the aforesaid; golf club handle grips; golf balls; golf bags; caddy bags; golf markers; golf tees; golf gloves; toys; games and playthings, all relating to or based on the game of golf; parts and fittings for the aforesaid goods.

					R 4/21/2014
TOURNEY and Design	Finland	MacGregor Golf Company	111280	25: Clothing articles 28: gymnastic and sporting articles	R 3/20/2011
DX	France	MacGregor Golf Company	1277409

28: Gymnastics apparatus and sport (except clothing), and in particular general supplies for competions athletic, namely for basketball, volleyball, football and baseball, bullets, balloons and bats for games above, clubs, balls, and golf bags, tennis rackets and all accessories and equipment for sports above.

					R 6/27/2014
VIP	France	MacGregor Golf Company	1277412	28: Golf clubs, balls and bags.	R 05/31/2014
THE FAT LADY SWINGS	Germany	MacGregor Golf Company	39532062	28: Golf putters	R 8/31/2015
VIP	Germany	MacGregor Golf Company	972782	28: Paraphernalia for all kinds of athletic contests, namely, basketballs; volleyballs; footballs; softballs; baseballs and bats; golf clubs, balls and bags and tennis rackets as well as tennis balls.	R 05/31/2014
Lion & Unicorn	Mexico	MacGregor Golf Company	588122	28: Golf clubs, golf balls, golf bags.	R 8/3/2018
TOURNEY	Mexico	MacGregor Golf Company	589501

28: Toys, games and playthings, sporting, fishing and gymnastic articles, particularly golf articles; golf apparatus and equipment; parts of the aforesaid goods, articles not included in other classes.

					R 8/3/2018
Eye-O-Matic	New Zealand	MacGregor Golf Company	712877	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment; parts and fittings in this class for all the aforesaid goods	R 3/16/2014

4

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACTEC	New Zealand	MacGregor Golf Company	711626	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment; parts and fittings in this class for all the aforesaid goods.	R 10/31/2013
NVG	New Zealand	MacGregor Golf Company	A: 721479	28: Gymnastic and sporting articles not incluided in other classes; golf clubs, golf putters and golf equipment, parts and fittings in this class for all the aforesaid goods	R 10/27/2014
RESPONSE	New Zealand	MacGregor Golf Company	295295	28: Golf equipment in this class including golf clubs, golf bags and golf gloves	R 7/16/2015
TOURNEY	New Zealand	MacGregor Golf Company	287443

28: Toys, games, playthings; sporting, fishing and gymnastic articles, particularly golf articles; golf apparatus and equipment; parts of the aforesaid goods; sporting articles not included in other classes.

					R 1/21/2015
Tourney	New Zealand	MacGregor Golf Company	B192726	28: Sporting goods in this class, including golf equipment and golfing requisites in this class.	R 4/27/2010
V-FOIL	New Zealand	MacGregor Golf Company	654069	28: Golf clubs.	R 3/18/2009
VIP	New Zealand	MacGregor Golf Company	B221917	28: Gymnastic and sporting articles (not included in other classes) including golf clubs; parts and fittings in this class for the foregoing goods.	R 10/5/2013
Tourney	Norway	MacGregor Golf Company	143591	25: Clothing. 28: Sporting goods, golf equipment, namely golf bags, golf clubs, golf tees.	R 12/13/2010
TOURNEY	Norway	MacGregor Golf Company	80045	28: All goods in this class.	R 9/4/2010
MACGREGOR	Phillippines	MacGregor Golf Company	4-1994-92950	25: Golf shoes	R 7/24/2020
MACTEC	South Africa	MacGregor Golf Company	A: 2006/12560	28: Golf clubs	R 8/15/2014
NVG	South Africa	MacGregor Golf Company	A: 2006/05152	28: Golf clubs	Pending
Tourney	South Africa	MacGregor Golf Company	89/3788	28: Games and playthings; golf articles and equipment and all other sporting and gymnastic articles and equipment included in this class.	R 4/28/2009
TOURNEY	South Africa	MacGregor Golf Company	B69/6094	28: All goods included in this class.	R 12/17/2009
VIP	South Africa	MacGregor Golf Company	B74/2740	28: Golf equipment of all kinds, including golf clubs, balls and bags; games and playthings; gymnastic and sporting articles (except clothing); ornaments and decorations for Christmas trees.	Pending

5

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
TOURNEY	Spain	MacGregor Golf Company	607177	28: golf balls and clubs	R 1/24/2010
TOURNEY and Design	Spain	MacGregor Golf Company	1329457	28: gymnastic and sporting articles, inclusive of those used for playing golf, not included in other classes	R 10/22/2010
VIP	Sweden	MacGregor Golf Company	151361

28: Basketballs; volleyballs; footballs; softballs; baseballs and bats; golf clubs, balls and bags; tennis rackets; and protective padding for athletic contests and related accessories and equipment for playing these sports.

					R 5/9/2015
TOURNEY	Switzerland	MacGregor Golf Company	464052	25: Articles of clothing, sports clothing, uniforms. ☐ 28: Toys, games and playthings; gymnastic and sporting articles; golf apparatus and golf equipment.	R 1/21/2018
Tourney design	Switzerland	MacGregor Golf Company	372259	25: Clothing, sporting goods. ☐ 28: Golf equipment.	R 4/27/2009
TOURNEY	United Kingdom	MacGregor Golf Company	1382352	25: Articles of sports clothing, footwear; all included in this class. 28: Sporting articles and parts and fittings therefor; all included in Class 28.	R 4/29/2016
VIP	United Kingdom	MacGregor Golf Company	1030260	28: Golf clubs, golf bags, head covers for golf clubs, and parts included in this class and all the aforesaid goods.	R 5/31/2015
CUP FACE 360°	United States	MacGregor Golf Company	3,288,918	28: Golf club heads; golf clubs	A 9/4/2013
DCT	United States	MacGregor Golf Company	A:77458979	28: Golf club heads; Golf clubs; Golf putters	Pending
DX	United States	MacGregor Golf Company	879423	28: Golf clubs and golf bags.	R 10/28/2009
EYE-O-MATIC	United States	MacGregor Golf Company	2933303	28: Golf clubs	A 3/15/2011
EZ OUT	United States	MacGregor Golf Company	3016353	28: Golf clubs	A 11/15/2011
FORGED MADE EASY	United States	MacGregor Golf Company	2861471	28: golf clubs	A 7/6/2010
LFF	United States	MacGregor Golf Company	2727987	28: Golf clubs	A 6/17/2009
MacGregor (script)	United States	MacGregor Golf Company	137977	28: Golf balls; golf clubs and their parts thereof.	R 12/14/2010
MacGregor (script)	United States	MacGregor Golf Company	930423	16, 18, 20, 22, 25, 28: Golf balls, tennis balls, golf bags, and golf tees.	R 3/7/2012
MACTEC	United States	MacGregor Golf Company	2921798	28: golf clubs.	A 1/25/2010
MOI	United States	MacGregor Golf Company	2824555	28: Sporting goods, namely, golf putters.	A 3/23/2010
MT	United States	MacGregor Golf Company	1127578	28: Golf clubs.	R 12/10/2009
MT and design	United States	MacGregor Golf Company	1686548	28: Golf clubs.	R 5/12/2012

6

Schedule A

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
NVG	United States	MacGregor Golf Company	3032074	28: golf clubs	A 12/20/2011
The Fat Lady Swings	United States	MacGregor Golf Company	2781543	28: Sporting goods, namely golf putters	A 11/11/2009
TOURNEY	United States	MacGregor Golf Company	2500355	28: Golf balls, golf clubs and golf club parts, namely, golf club heads, golf club grips, golf club shafts.	R 10/23/2011
VIP	United States	MacGregor Golf Company	1113249	28: Golf clubs.	R 2/13/2009
VIP (design)	United States	MacGregor Golf Company	865675	28: Golf clubs and bags.	R 3/4/2009
TOURNEY	Venezuela	MacGregor Golf Company	65007-F	Local 22	Pending

7

Schedule B

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACGREGOR	Argentina	MacGregor Corporation	2195630	28: Golf clubs, golf balls, golf bags, golf tees	R 11/14/2017
MACGREGOR	Austria	MacGregor Corporation	67374	25: 28:	R 7/18/2010
MACGREGOR	Benelux	MacGregor Corporation	44167

25: uniforms used in the playing of sports; uniforms, shoes, gloves and socks which are of a type made expressly for and normally used only in the playing of a game or sport or in a field or track event

28: Golf clubs, golf balls, golf bags, and other fittings for golf not included in other classes.

					R 6/24/2010
MACGREGOR	Benelux	MacGregor Corporation	111193	28: Golf clubs, golf balls, golf bags, and other fittings for golf not included in other classes	R 6/24/2010
MacGREGOR	Canada	MacGregor Corporation	UCA18124

(1) Golf clubs, bags, markers, tees, slings, travel covers and golf bag slings. (2) Paraphanelia for all kinds of athletic contests, namely, basketballs, soccerballs, volleyballs, footballs, medicine balls, speed balls, tetherballs, softballs, baseballs, baseball bats, tennis rackets, boxing gloves; protective padding for athletic contests such as football, soccer, baseball, softball, namely leg guards, masks, body protectors, knee pads, elbow pads, shin guards, face guards, protective padding for boxers namely ear and face protectors and leg guards, bags for baseball and softball bats, and gloves and mitts for baseball and softball. (3) Carryalls, (small pieces of baggage for carrying sports equipment); umbrellas, tennis balls, travel cover (cover for golfing equipment, articularly for travel); golf bag sling.

					R 6/16/2018
MACGREGOR	European Community	MacGregor Corporation	601880	25: Golf shoes. 28: Toys, games and playthings, sporting and gymnastic articles, golf apparatus and equipment; parts of the aforesaid goods.	R 7/30/2017
MACGREGOR	Germany	MacGregor Corporation	886972	28:	R 12/17/2009
MACGREGOR	Hong Kong	MacGregor Corporation	1970B1412	28: Golf clubs, golf balls, golf bags, tennis rackets, tennis balls, badminton rackets, nets, birds and golf club covers.	R 9/3/2014

1

Schedule B

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACGREGOR	Korea	MacGregor Corporation	106204	28: golf clubs, golf balls, and golf bags.	R 10/22/2014
MACGREGOR	Mexico	MacGregor Corporation	A:342299	28: Golf clubs, golf balls, golf bags.	Pending
MACGREGOR	New Zealand	MacGregor Corporation	712876	28: gymnastic and sporting articles not included in other classes; golf clubs, golf putters, and golf equipment; parts and fittings in this class for all the aforesaid goods.	R 5/25/2014
MACGREGOR	New Zealand	MacGregor Corporation	212466	25: Golf shoes.	R 8/27/2012
MACGREGOR	South Africa	MacGregor Corporation	B69/4892	28: Sporting articles and equipment of all kinds; games and playthings, excluding dolls’ clothing.	R 10/16/2009
MACGREGOR	Switzerland	MacGregor Corporation	379294

25: Games and playthings, sports equipment and sports clothing, uniforms, shoes, gloves and socks used for sports and gymnastics.

28: Games and playthings, sports equipment and sports clothing, uniforms, shoes, gloves and socks used for sports and gymnastics.

					R 01/28/2010

2

Schedule B

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACGREGOR	Taiwan	MacGregor Corporation	200068

Local 86: All kinds of toys for children, baseball, bat, mitten, soft baseball, basketball, football, volleyball, muffler, exercise equipment, namely, exercise weights, exercise weight cuffs, hand-weights, leg weights, wrist weights, ankle weights, free weights, barbells, dumbbells and dumbbell sets; exercise benches and bench accessories, namely, flat benches, incline benches, flat to incline benches; exercise racks; exercise bars, namely, spring bar tension sets; exercise doorway gym bars, sit up bars push up bars; portable support structures for exercise, exercise tables, inversion tables; weight-lifting machines, namely, lateral machines, squat machines, leg presses, angled back machines; exercising equipment and exercise machines, namely, manually operated jogging machines, rowing machines, powered treadmills for running, pulleys, rowing machines, exercise treadmills, step machines, stationary exercise bicycles; manually-operated exercise equipment, namely, manual leg exercisers, hand-held exercisers, bending bars, chest pulls, gym rollers, exercise doorway straps; gymnastic apparatus, namely, gymnastic horizontal and parallel bars, gymnastic training stools, gymnastic vaulting horses; gymnastics rings; exercise balls, jump ropes, hand grips for exercise, weightlifting and gymnastics, weight-lifting belts, boxing bags, boxing gloves, and exercise trampolines, elbow guards for athletic use; elbow pads for athletic use; archery equipment, namely, archery bow arm guard, arrow fletching devices, arrow, non-telescopic bow sights, quivers; hunting bows; crossbows; athletic equipment, namely, mouth guards, shin guards, chest protectors, wrist guards, arm guards, calf guards, throat protectors for athletic use; athletic protective pads, namely, knee pads, elbow pads, shin pads, athletic supporters; badminton equipment, namely, badminton rackets shuttlecocks, badminton uprights; paddle ball games; ball pitching machines; balls for all kinds of sports, namely, billiard balls, bowling balls, field hockey balls, squash balls, tennis balls, handballs, net balls, playground balls, sport balls, racket balls, rubber action balls, rugby balls, tether balls, basketball equipment, namely, basketball goals; basketball nets; backboards for basketball; softball bats; batting globes; billiard game equipment, namely billiard balls, billiard bridges, billiard bumpers, billiard chalk, billiard cues, billiard cue racks, billiard cushions, billiard tables, billiard tally balls, billiard tips, billiard mangles; body boards; fins for body boards; leashes for body boards; restraint straps for body boards; bowling equipment, namely, bowling ball returns; bowling deflectors; bowling pins; bowling pinsetters and parts therefore; dart board playing equipment, namely, dart boards, dart carrying cases; darts; dart board cases; cricket equipment, namely, cricket balls, cricket bats, wickets; field hockey equipment, namely, field hockey balls, field hockey goalie pads, field hockey sticks, football equipment, namely, football body protectors, football shoulder pads, football girdles; karate equipment, namely, karate gloves, karate kick pads, karate shin pads, karate target pads; lacrosse equipment, namely, lacrosse balls; lacrosse sticks; baseball equipment, namely, baseball bats, grip tape for baseball bars, baseball batting gloves, baseball batting tees, baseball catchers’ mitts; baseball first basemen’s mitts; softball equipment, namely, softball mitts, softball bats, softball gloves; table tennis equipment, namely, table tennis balls, table tennis nets, table tennis paddles or rackets, table tennis post sets, table tennis tables, tennis equipment, namely, tennis rackets, tennis nets, grip rapes for rackets; volleyball equipment, namely, volleyball net antennas, volleyball nets, volleyball uprights, equipment for use in water sports; water-ski equipment, namely, water-skis, water-ski bindings, water-ski rope bridles and handles, water-ski handles, water-ski ropes, water-ski tow harnesses, water-ski row ropes; kick board flotation devices for recreational use; surfboards; surfboard fins; swim fins; fins for body boards; float mattresses or pads for recreational use; swim floats for recreational use; twirling batons; golf balls, golf clubs, golf tees, golf club heads, golf practicers, golf green pins

					R 12/15/2010
MACGREGOR	Taiwan	MacGregor Corporation	211831	Local 50: Sport article bag, attaché case, traveling bag, traveling case.	R 5/15/2013
MACGREGOR	Taiwan	MacGregor Corporation	215076	Local 43: Baseball caps, safety caps and helmets.	R 6/30/2013
MacGregor	Venezuela	MacGregor Corporation	14836	Class 22: sporting articles, equipment and articles for football, basketball, boxing, golf and all other sports	R 5/23/2014
MACGREGOR	Venezuela	MacGregor Corporation	39716-S	Class 22: sporting articles, equipment and articles for football, basketball, boxing, golf and all other sports	R 4/27/2016

3

Schedule B

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACGREGOR (in Katakana)	Japan	MacGregor Corporation	666788

Local 24: Balls for baseball, basketball, soccer, volleyball, softball games, golf clubs, balls and bags, tennis balls, rackets, and nets, boxing gloves, leggings and other athletic guards, baseball bats, mitts and gloves, other sporting goods. RECLASSIFIED INTERNATIONAL 28

					R 2/10/2015
MacGregor (script)	Australia	MacGregor Corporation	637778	28: Golf equipment in this class	R 8/15/2014
MacGregor (script)	China	MacGregor Corporation	998053	28: Golf equipment.	R 5/06/2017
MacGregor (script)	Finland	MacGregor Corporation	203722	28: sporting goods in this class, including golf equipment and golfing requisites in this class.	R 12/31/2016
MacGregor (script)	Hong Kong	MacGregor Corporation	19790921	28: Golf clubs, golf balls, golf bags, golf accessories, basket balls, and baseball gloves.	R 2/2/2012
MacGregor (script)	Indonesia	MacGregor Corporation	271854	28: Games and playthings, ornament and decorations for Christmas tree.	R 8/17/2011 to 2012
MacGregor (script)	Japan	MacGregor Corporation	416879

Local 65: Balls for baseball, basketball, soccer, volleyball, football, softball games, golf clubs, balls and bags, tennis balls, rackets, and nets, boxing gloves, leggings and other athletic guards, baseball mitts and gloves, other sporting and recreational goods.

					R 10/31/2012
MacGregor (script)	Japan	MacGregor Corporation	4354288	25: Golf shoes and other special sporting, gymnastic footwear.	R 1/21/2010
MacGregor (script)	Korea	MacGregor Corporation	105576	28: Golf clubs, golf balls, and golf club bags, tees, tee holders, caddie bags and head covers.	R 10/5/2014
MacGregor (script)	Malaysia	MacGregor Corporation	2003/13420	28: Sporting and gymnastics articles; golf apparatus and equipment	R 10/3/2013
MacGregor (script)	Norway	MacGregor Corporation	170038

Class 25: Sports clothing, golf shoes, golf equipment in the form of hats, caps, jackets, shirts and gloves. ☐

Class 28: Golf clubs, golf bags, golf balls, golf tees, manual golf cards for golf bags with golf clubs, golf balls and other golf equipment; as well as components for all the above goods.

					R 11/16/2015

4

Schedule B

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MacGregor (script)	Norway	MacGregor Corporation	85546

28: Paraphernalia for all kinds of athletic contests, namely, basketballs, soccer balls, volley balls, footballs, medicine balls, speed balls, tether balls softballs, baseballs, baseball hats, golf clubs, tennis rackets, boxing gloves; protective padding for athletic contests such as footballs, soccer, baseball and other ball games; namely leg guards, masks, body protectors, knee pads, elbow pads, shin guards, face guards; protective padding for boxers, namely, ear and face protectors and leg guards; bags for baseball and softball bats.

					R 7/20/2012
MacGregor (script)	Taiwan	MacGregor Corporation	118818	Local 86: Golf balls, golf clubs, baseball gloves and baseballs.	R 7/31/2009
MacGregor (script)	Taiwan	MacGregor Corporation	225581	Local 48: Sport shoes.	R 10/30/2013
MacGregor (script)	Taiwan	MacGregor Corporation	240599	Local 51: Umbrellas.	R 3/31/2014
MacGregor (script)	Taiwan	MacGregor Corporation	653686	Local 41: Golf shoes. Associated with #225581
MacGregor (script)	Thailand	MacGregor Corporation	136958	28: Golf clubs, golf balls, golf tees, golf club head covers, golf ball markers, golf putters, golf club grips and shaft.	R 9/27/2009
MacGregor (script)	Philippines	MacGregor Corporation	044065	28: Golf clubs, golf ball, golf bags	R 4/19/2009
MacGregor VIP	Hong Kong	MacGregor Corporation	19821120	28: Golf clubs, golf bags, head covers for golf clubs and parts included in Class 28 of all the aforesaid goods.	R 6/27/2012

5

Schedule C

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
Ceramite	Japan	MacGregor Golf Company	1767544	Local 24	R 5/30/2015
CERA-MITE	Japan	MacGregor Golf Company	1801353	28:	R 8/29/2015
Classic	Korea	MacGregor Golf Company	105579	28: Golf Clubs	R 10/5/2014
DX	Hong Kong	MacGregor Golf Company	1980B0057	28: Golf clubs.	R 10/10/2012
DX	Thailand	MacGregor Golf Company	136960	28: Golf clubs, golf balls, golf tees, golf clubs head covers, golf ball markers, golf putters, golf club grips and shafts.	R 9/27/2009
DX	Thailand	MacGregor Golf Company	137205	25: Shirts, pants, shorts, sweaters, jackets, gloves, socks, belts, hats and shoes, all the said goods used in the sport of golf.	R 9/27/2009
EYE-O-MATIC	Korea	MacGregor Golf Company	105578	43: Golf clubs and golf balls.	R 10/5/2014
Finesse	Korea	MacGregor Golf Company	105574	28: Golf clubs, golf balls and golf bags	R 10/5/2014
FORGED MADE EASY	China	MacGregor Golf Company	A:3554801	28: Golf clubs.	R 8/27/2015
IRON MASTER	Japan	MacGregor Golf Company	1761644	Local 24	R 4/23/2015
IRON MASTER	Korea	MacGregor Golf Company	015585	43: golf clubs	R 10/5/2014
Lion & Horse	Japan	MacGregor Golf Company	1741356	Local 21:	R 1/23/2015
Lion & Unicorn	China	MacGregor Golf Company	1298152	28: Golf clubs, golf balls, golf bags.	R 7/27/2009
Lion & Unicorn	Indonesia	MacGregor Golf Company	433897	28: Golf equipment.	R 2/26/2018
Lion & Unicorn	Malaysia	MacGregor Golf Company	98 001914	28: Golf equipment.	R 2/20/2018
Lion & Unicorn	Singapore	MacGregor Golf Company	T98/00994D	28: Golf apparatus, namely golf clubs, golf balls, golf bags; parts and fittings for the aforesaid goods.	R 6/6/2018
Lion & Unicorn	Taiwan	MacGregor Golf Company	844288	28: Toys, golf clubs, golf bags, golf balls and golf tees.	R 3/15/2009
MACEASY	Japan	MacGregor Golf Company	3029646	28: Sporting Goods	R 3/31/2015
MACGREGOR	Phillippines	MacGregor Golf Company	4-1994-92950	25: Golf shoes	R 7/24/2020
MACGREGOR (script)	China	MacGregor Golf Company	781654	25: Shoes golf.	R 10/6/2015
MacGregor (script)	Malaysia	MacGregor Golf Company	93009932	25: Sports shoes, including golf shoes, including all in Class 25	R 12/18/2010
MACGREGOR (stylized)	Japan	MacGregor Golf Company	1801354	28:	R 8/29/2015
MACGREGOR GOLF	Indonesia	MacGregor Golf Company	439663	28: Golf clubs, golf balls, golf bags	R 2/26/2018
MACGREGOR GOLF	Indonesia	MacGregor Golf Company	439294	25: Articles of clothing, sports clothing, uniforms	R 2/26/2018
MACGREGOR GOLF	Malaysia	MacGregor Golf Company	A:98001684	28: Toys, games and playthings, sporting and gymnastics articles; golf apparatus and equipment; all included in Class 28	Pending
MACTEC	China	MacGregor Golf Company	A:3679475	18: Bags	R 8/7/2015 to 2/6/2016
MACTEC	China	MacGregor Golf Company	A:3679476	25: Clothes	R 10/7/2015 to 4/6/2016

1

Schedule C

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MACTEC	China	MacGregor Golf Company	A:3679504	28: Sporting Goods	R 7/14/2015 to 1/13/2016
MACTEC	Hong Kong	MacGregor Golf Company	300048816	18: Bags, umbrellas 25: Clothing, footwear, headgear, windbreakers, sweaters, vests, shirts, socks, pants, hats, caps, golf shoes 28: Golf clubs, caddie bags, gloves for golf	R 7/16/2013
MACTEC	Japan	MacGregor Golf Company	3173135	25: Clothes	R 6/28/2016
MACTEC	Korea	MacGregor Golf Company	597440

18: Rucksacks, traveling bags, brief cases, suit bags, packing bags, hand bags, parasols, umbrellas

25: Windbrakers, sweaters, vests, sweat shirts, sport shirts, polo shirts, socks, underpants, shorts, hats, caps, golf shoes

28: Golf clubs, golf bags, caddie bags, gloves for golf

					R 10/24/2014
MACTEC	Singapore	MacGregor Golf Company	T06/112371	28: Golf clubs	R 6/8/2016
MACTEC	Taiwan	MacGregor Golf Company	1035541	28: Sporting Goods	R 2/28/2013
MACTEC	Taiwan	MacGregor Golf Company	1090212	28: Sporting Goods	R 3/16/2014
MACTEC	Taiwan	MacGregor Golf Company	1090213	25: Clothes	R 3/16/2014
MACTEC	Taiwan	MacGregor Golf Company	1115838	18: Bags	Pending
MACTEC	Japan	MacGregor Golf Company	2712873	25: Special sporting and gymnastic wear, special sporting and gymnastic footwear 28: Game machines; billard equipment; psorting and gymnastic implements	R 3/29/2016
MACTEC COMPLETION	Japan	MacGregor Golf Company	A:4885681	25: Clothing 28: Sporting goods	R 8/05/2015
MACTEC CONCEPT	Japan	MacGregor Golf Company	A:4885682	25: Clothing 28: Sporting goods	R 8/05/2015
MACTEC device	Korea	MacGregor Golf Company	554575	28: Golf clubs, caddie bags	R 7/25/2013
MACTEC device	China	MacGregor Golf Company	A:3152551	28: Sporting Goods	R 8/14/2013
MACTEC device	Hong Kong	MacGregor Golf Company	200408141	28: Golf clubs, caddie bags for golf clubs	R 4/20/2009
MACTEC device	Japan	MacGregor Golf Company	4588069	25: Clothing 28: Sporting goods	R 7/19/2012
MACTEC GLOBAL	Japan	MacGregor Golf Company	A:4885680	25: Clothing 28: Sporting goods	R 8/05/2015
MADMAC	Japan	MacGregor Golf Company	5072894	28: Sporting goods	R 8/24/2017

2

Schedule C

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
MCX	Korea	MacGregor Golf Company	105577	28: Golf clubs and golf bags.	R 10/5/2014
MGX	Japan	MacGregor Golf Company	3209246	28: Sporting goods	R 10/31/2016
MT and Design	Korea	MacGregor Golf Company	108561	28: Golf clubs and golf bags	R 1/4/2015
MT TOURNEY	Hong Kong	MacGregor Golf Company	19720390	28: golf clubs.	R 7/25/2015
NVG	China	MacGregor Golf Company	A:4378507	28: Golf Clubs	Pending
NVG	Hong Kong	MacGregor Golf Company	300320769	28: Golf Clubs	R 11/16/2014
NVG	Japan	MacGregor Golf Company	4885683	28: Sporting goods	R 8/05/2015
NVG	Korea	MacGregor Golf Company	640151	28: Golf clubs	R 11/23/2015
NVG	Singapore	MacGregor Golf Company	T06/07162A	28: Golf clubs	R 4/17/2016
NVG	Taiwan	MacGregor Golf Company	1236982	28: Golf clubs	R 11/15/2016
NVR	China	MacGregor Golf Company	A:6774970	28: a	Pending
Response	Hong Kong	MacGregor Golf Company	300320778	28: Golf clubs	R 11/16/2014
RESPONSE	Korea	MacGregor Golf Company	A: 54313/2004	28: Golf clubs	OA Pending
Response Z/T	Hong Kong	MacGregor Golf Company	19873249	28: Golf putters	R 6/2/2017
Sofitt	Japan	MacGregor Golf Company	1724117	Local 24:	R 10/31/2014
SPEX	Japan	MacGregor Golf Company	1792653	Local 24:	R 7/29/2015
TOURNEY	China	MacGregor Golf Company	1800251	28: Toys, games, playthings, sporting, gymnastics articles, fishing articles, gymnastics instruments, golf articles, golf apparatus, golf bags, ornaments and decorations for Christmas trees.	R 7/7/2012
TOURNEY	Indonesia	MacGregor Golf Company	437400	28: Golf clubs and parts thereof, and golf balls.	R 4/6/2017 to 2018
TOURNEY	Japan	MacGregor Golf Company	1297314	Local 24: Sporting goods.	R 9/15/2017
TOURNEY	Korea	MacGregor Golf Company	105575	Local 43: Golf clubs, golf balls and golf bags.	R 10/5/2014
TOURNEY	Korea	MacGregor Golf Company	113214	Local 27: Golf umbrellas, golf shoe strings, canes and fans.	R 5/29/2015
TOURNEY	Malaysia	MacGregor Golf Company	98 001682	28: Golf clubs and parts thereof, and golf balls.	R 2/17/2018
TOURNEY	Singapore	MacGregor Golf Company	T98/00695C	28: Golf balls, golf clubs; golf bags; golf gloves; golf tees and sporting articles not included in other classes.	R 1/24/2018
TOURNEY	Taiwan	MacGregor Golf Company	920970	Local 28: Toys, golf clubs, golf bags, golf balls, and golf tees.	R 12/15/2010
TOURNEY	Thailand	MacGregor Golf Company	136959	28: Golf clubs, golf balls, golf tees, golf clubs head covers, golf ball markers, golf putters, golf club grips and shafts.	R 9/27/2009
Tourney (script)	Hong Kong	MacGregor Golf Company	200300685	28: Golf clubs and golf balls	R 2/25/2017

3

Schedule C

MacGregor Golf Company/MacGregor Corporation

Active Trademark List

Mark	Country	Owner	Reg #	Class / Description	Next Action
Tourney Club	Japan	MacGregor Golf Company	3009368	41: Teaching of golf	R 11/30/2014
Tourney design	Korea	MacGregor Golf Company	191277	Local 16: playing cards Local 18: saddles Local 28: Metal toys, golf balls, golf gloves, golf clubs, tees, rackets, and fishing rods	R 5/9/2010
TOURNEY w/ lion&unicorn design	Hong Kong	MacGregor Golf Company	1992B04495	28: Sporting articles for the game of golf.	R 5/19/2010
Trajector	Japan	MacGregor Golf Company	1772796	Local 24:	R 5/30/2015
V-CAVITY WEIGHTED	China	MacGregor Golf Company	A:	28: Golf clubs	Pending
V-CAVITY WEIGHTED	Indonesia	MacGregor Golf Company	540168	28: golf clubs	R3/7/2011 to 2012
V-CAVITY WEIGHTED	Japan	MacGregor Golf Company	A:	Class 28: golf clubs	Pending
V-CAVITY WEIGHTED	Malaysia	MacGregor Golf Company	A:	28: golf clubs	Pending
V-FOIL	China	MacGregor Golf Company	A:3143331	28: Golf clubs	R 8/13/2013
V-FOIL	Indonesia	MacGregor Golf Company	533269	28: Golf clubs.	R 4/10/2011 to 2012
V-FOIL	Japan	MacGregor Golf Company	4630309	28: Golf clubs.	R 12/20/2012
V-FOIL	Malaysia	MacGregor Golf Company	A: 02003135	28: Golf clubs.	Pending
VIP	Indonesia	MacGregor Golf Company	275111	25: Sports clothing, sports pants and sports shirts, clothing.	5/14/2011 to 2012
VIP	Japan	MacGregor Golf Company	A:2002-42764	28: Golf clubs; other golf equipment; other gymnastic equipment.	Pending
VIP	Thailand	MacGregor Golf Company	136961	28: Golf clubs, golf balls, golf tees, golf club head covers, golf ball markers, golf putters golf club grips and shafts.	R 9/27/2009

4

Schedule D

MacGregor Golf/Golfsmith IP License Agreement

COUNTRY	REFERENCE #	FILED	SERIAL #	ISSUED	PATENT #	STATUS
GOLF CLUB HEAD (Cavity Back Iron)
UNITED STATES	1034158-000017	8/29/2001	29/147,369	1/14/2003	D468,788	ISSUED
CANADA	1034158-000020	2/25/2002	98752	1/29/2003	98752	ISSUED
AUSTRALIA	1034158-000021	2/26/2002	541/2002	9/9/2002	148880	ISSUED
GOLF CLUB HEAD
FRANCE	1034158-000006	3/21/1991	911,757	7/29/1991	911,757	ISSUED
JAPAN	1034158-000039.001	4/15/2003	2003-038159			PENDING
UNITED STATES	1034158-000028	8/29/2001	29/147,368	11/5/2002	D465,251	ISSUED
UNITED STATES	1034158-000035	9/7/2001	29/147,804	2/4/2003	D469,832	ISSUED
AUSTRALIA	1034158-000054	3/1/2002	5792002	8/12/2002	148898	ISSUED
CANADA	1034158-000055	3/1/2002	98825	12/17/2002	98825	ISSUED
FRANCE	1034158-000052	3/1/2002	21460	3/1/2002	21460	ISSUED; 3/1/2012 RENEWAL
UNITED KINGDOM	1034158-000036	3/5/2002	3001966	6/11/2002	3001966	ISSUED; 3/5/2012 RENEWAL
UNITED STATES	1034158-000064	2/18/2005	11/061,540	6/24/2008	7,390,267	ISSUED
HIGH MOMENT OF INERTIA PUTTER
UNITED STATES	1034158-000023	1/10/2003	10/248,342	9/28/2004	6,796,911	ISSUED
UNITED STATES	1023158-000024	6/2/2003	10/250,070	8/16/2005	6,929,559	ISSUED
UNITED STATES	1034158-000025	8/13/2003	10/604,737	5/24/2005	6,896,625	ISSUED
CHINA	1034158-000122	1/9/2004	200480006304.3			PUBLISHED; 5/28/2009 STATUS CHECK
JAPAN	1034158-000123	1/9/2004	2006-500839			PENDING; 1/9/2010 STATUS CHECK
TAIWAN	1034158-000043	1/9/2004	93100581	8/1/2005	1236920	ISSUED
WIPO	1034158-000044	1/9/2004	US2004/000365			NAT PHASE
UNITED STATES	1034158-000026	2/4/2004	10/771,115	5/23/2006	7,048,639	ISSUED
UNITED STATES	1034158-000061	4/20/2004	29/203,711	2/22/2005	D502,233	ISSUED
UNITED STATES	1034158-000063	4/20/2004	29/203,712	2/22/2005	D502,236	ISSUED
UNITED STATES	1034158-000062	4/20/2004	29/203,713	2/22/2005	D502,234	ISSUED
TAIWAN	1034158-000072	6/2/2004	093115822			PUBLISHED
HOLLOW AND METAL IRON GOLF CLUB HEADS
UNITED STATES	1034158-000047	1/28/2004	10/765,215	1/30/2007	7,169,057	ISSUED
IRON GOLF CLUB HEAD
UNITED STATES	1034158-000049	1/28/2004	29/198,203	3/22/2005	D503,201	ISSUED
JAPAN	1034158-000088	7/28/2004	22614/2004	1/7/2005	1230866	ISSUED
SOUTH KOREA	1034158-000089	7/28/2004	30-2004-23076	10/31/2005	397537-1	ISSUED

Schedule D

MacGregor Golf/Golfsmith IP License Agreement

COUNTRY	REFERENCE #	FILED	SERIAL #	ISSUED	PATENT #	STATUS
UNITED STATES	1034158-000050	1/28/2004	29/198,204	3/22/2005	D503,202	ISSUED
EUROPEAN UNION (CTM)	1034158-000087	7/28/2004	000206834	10/19/2004	000206834	ISSUED
JAPAN	1034158-000084	7/28/2004	22615/2004	1/7/2005	1231158	ISSSUED
SOUTH KOREA	1034158-000085	7/28/2004	30-2004-23075	10/31/2005	397537	ISSUED
UNITED STATES	1034158-000059	1/28/2004	29/198,205	3/22/2005	D,503,203	ISSUED
JAPAN	1034158-000094	7/28/2004	22616/2004	1/7/2005	1230867	ISSUED
SOUTH KOREA	1034158-000095	7/28/2004	30-2004-23077	10/31/2005	397537-2	ISSUED
PORTION OF A FACE OF A GOLF CLUB HEAD
UNITED STATES	1034158-000046	1/28/2004	29/198,202	4/5/2005	D503,762	ISSUED
PORTION OF A PUTTER HEAD
UNITED STATES	1034158-000065	2/23/2005	29/223,920	1/24/2006	D153,776	ISSUED
EUROPEAN UNION (CTM)	1034158-000125	8/22/2005	000389630		000389630-0001	ISSUED
UNITED STATES	1034158-000066	2/23/2005	29/223,919	3/28/2006	D518,130	ISSUED
UNITED STATES	10334158-000067	6/10/2005	29/231,847	9/12/2006	D528,177	ISSUED
EUROPEAN UNION (CTM)	1034158-000133	12/7/2005	000443999	2/14/2006	000443999	ISSUED; 12/7/2010 RENEWAL
JAPAN	1034158-000134	12/12/2005	36491/2005	9/8/2006	1284238	ISSUED
UNITED STATES	1034158-000069	6/10/2005	29/231,848	9/19/2006	D528,616	ISSUED
UNITED STATES	1034158-000070	6/10/2005	29/231,849	8/8/2006	D526,376	ISSUED
PORTION OF A PUTTER HEAD
UNITED STATES	1034158-000109	3/21/2005	29/225,772	10/3/2006	D529,564	ISSUED
EUROPEAN UNION (CTM)	1034158-000130	9/21/1005	000406053	12/27/2005	000406053	ISSUED
UNITED STATES	1034158-000111	3/21/2005	29/225,771	6/13/2006	D523,107	ISSUED
POSITIVE DRAFT GOLF IRON
UNITED STATES	1034158-000010	1/25/1991	07/646,161	5/5/1992	5110131	ISSUED
REINFORCED METAL GOLF CLUB HEAD
UNITED STATES	1034158-000011	1/23/1992	07/824,359	5/25/1993	5213328	ISSUED
AUSTRALIA	1034158-000014	1/25/1993	35936/93	8/15/1995	658797	ISSUED
CANADA	1034158-000012	1/25/1993	2,128,690	4/13/1999	2128690	ISSUED
EUROPEAN	1034158-000016	1/25/1993	93904644.7	4/8/1999	0624109	NAT PHASE
UNITED KINGDOM	1034158-000115	1/25/1993	93904644.7	4/8/1999	0624109	ISSUED
WIPO	1034158-000015	1/25/1993	US93/00696			NAT PHASE
REMOVABLE PUTTER FACEPLATE
UNITED STATES	1034158-000147	6/13/2007	29/274,968	10/14/2008	D578,589	ISSUED

Schedule D

MacGregor Golf/Golfsmith IP License Agreement

COUNTRY	REFERENCE #	FILED	SERIAL #	ISSUED	PATENT #	STATUS
UNITED STATES	1034158/000158	9/16/2008	29/324,577			PENDING; 6/13/2009 ISSUE FEE DUE
UNITED STATES	1034158-000148	6/13/2007	29/274,967	8/19/2008	D575,367	ISSUED
UNITED STATES	1034158-000156	7/18/2008	29/309,286			PENDING
UNITED STATES	1034158-000149	6/13/2007	29/274,966	9/30/2008	D577,781	ISSUED
UNITED STATES	1034158-000157	7/18/2008	29/309,285			PENDING; 6/9/2008 ISSUE FEE DUE